UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO	80241
(Address of principal executive offices)	(Zip Code)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, the Company held its 2026 Annual Meeting of Stockholders on June 17, 2026. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock subject to the 2023 Equity Incentive Plan from 893,611 to 1,700,000.

A summary of the material terms of the amended 2023 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the U.S. Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”). The summaries of the amended 2023 Plan set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the amended 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 17, 2026 the Company convened its 2026 Annual Meeting of Stockholders. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election of two Class A directors to serve a three year term ending in 2029 until their respective successors are duly elected and qualified.

Louis Berezovsky	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	1,486,075	35,329	9,419	3,706,497
Series 1C Preferred	146,280	0	0	0
Total	1,632,355	35,329	9,419	3,706,497

Louis Berezovsky was duly elected.

Forrest Reynolds	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	1,486,071	35,453	9,299	3,706,497
Series 1C Preferred	146,280	0	0	0
Total	1,632,351	35,453	9,299	3,706,497

Forrest Reynolds was duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Haynie & Company

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	5,140,444	32,560	64,316	0
Series 1C Preferred	146,280	0	0	0
Total	5,286,724	32,560	64,316	0

Proposal 2 was approved.

Proposal 3 – Approval of an amendment to the Company’s 2023 Equity Incentive Plan

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	1,368,646	146,264	15,913	3,706,497
Series 1C Preferred	146,280	0	0	0
Total	1,514,926	146,264	15,913	3,706,497

Proposal 3 was approved.

Proposal 4 – Approval, on an advisory basis, the compensation of the Company’s Named Executive Officers

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	1,444,696	68,145	17,982	3,706,497
Series 1C Preferred	146,280	0	0	0
Total	1,590,976	68,145	17,982	3,706,497

Proposal 4 was approved.

Proposal 5 – Approval to adjourn the Annual Meeting

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Common	5,009,054	200,888	27,378	0
Series 1C Preferred	146,280	0	0	0
Total	5,155,334	200,888	27,378	0

Proposal 5 was approved.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Ascent Solar 2023 Equity Incentive Plan (as amended through June 17, 2026)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

June 17, 2026	By:	/s/ Jin Jo
Name: Jin Jo
Title: Chief Financial Officer